Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG YACKTMAN FUND

AMG YACKTMAN FOCUSED FUND

Supplement dated June 10, 2015

to the Prospectus dated May 1, 2015

The following information supplements and supersedes any information to the contrary relating to AMG Yacktman Fund and AMG Yacktman Focused Fund (the “Funds”), each a series of AMG Funds, contained in the Funds’ Prospectus dated May 1, 2015.

Effective June 22, 2015, the Funds will reopen to new investors.

Effective June 22, 2015, the Prospectus is hereby amended as follows:

With respect to the sub-section “Buying and Selling Fund Shares” in the section “Summary of the Funds” for each Fund, the first paragraph is hereby deleted in its entirety and the “Service Class” portion of the table “Initial Investment Minimum” is replaced with the following:

Service Class
Regular Account: $2,000
Individual Retirement Account: $500

With respect to the sub-section “Other Important Information About the Funds and Their Investment Strategies and Risks” in the section “Additional Information About the Funds”, the heading “AMG Yacktman Focused Fund and AMG Yacktman Fund Closure” and the subsequent five paragraphs are hereby deleted in their entirety.

Unless otherwise noted in the Prospectus, the initial investment minimum for Service Class shares of each Fund purchased for Regular Accounts will be reduced from $2,500 to $2,000. The initial investment minimum for Service Class shares of each Fund purchased for Individual Retirement Accounts and the additional investment minimum for Service Class shares of each Fund purchased for all accounts remains $500 and $100, respectively.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST301